                                                                EXHIBIT 4.10.02


 SALEM COMMUNICATIONS HOLDING CORPORATION, a Delaware corporation, as Successor
                                     Issuer

                                ATEP RADIO, INC.,
                               BISON MEDIA, INC.,
                            CARON BROADCASTING, INC.,
                            CCM COMMUNICATIONS, INC.,
                        COMMON GROUND BROADCASTING, INC.,
                     GOLDEN GATE BROADCASTING COMPANY, INC.,
                               INLAND RADIO, INC.,
                            INSPIRATION MEDIA, INC.,
                     INSPIRATION MEDIA OF PENNSYLVANIA, LP,
                        INSPIRATION MEDIA OF TEXAS, LLC,
                              KINGDOM DIRECT, INC.,
                      NEW ENGLAND CONTINENTAL MEDIA, INC.,
                   NEW INSPIRATION BROADCASTING COMPANY, INC.,
                               OASIS RADIO, INC.,
                                 ONEPLACE, LLC,
                      PENNSYLVANIA MEDIA ASSOCIATES, INC.,
                                RADIO 1210, INC.,
                          REACH SATELLITE NETWORK, INC.
                            SALEM MEDIA CORPORATION,
                         SALEM MEDIA OF COLORADO, INC.,
                          SALEM MEDIA OF GEORGIA, INC.,
                          SALEM MEDIA OF HAWAII, INC.,
                          SALEM MEDIA OF ILLINOIS, LLC,
                         SALEM MEDIA OF KENTUCKY, INC.,
                          SALEM MEDIA OF NEW YORK, LLC,
                           SALEM MEDIA OF OHIO, INC.,
                          SALEM MEDIA OF OREGON, INC.,
                       SALEM MEDIA OF PENNSYLVANIA, INC.,
                           SALEM MEDIA OF TEXAS, INC.,
                         SALEM MEDIA OF VIRGINIA, INC.,
                           SALEM MUSIC NETWORK, INC.,
                        SALEM RADIO NETWORK INCORPORATED,
                          SALEM RADIO OPERATIONS, LLC,
                   SALEM RADIO OPERATIONS-PENNSYLVANIA, INC.,
                          SALEM RADIO PROPERTIES, INC.,
                       SALEM RADIO REPRESENTATIVES, INC.,
                         SOUTH TEXAS BROADCASTING, INC.,
                           SRN NEWS NETWORK, INC. and
                            VISTA BROADCASTING, INC.,
                                  as Guarantors
                                       and

                        THE BANK OF NEW YORK, as Trustee

                                   -----------

                          SUPPLEMENTAL INDENTURE NO. 3
                            Dated as of March 9, 2001

                                       to

                                    INDENTURE

                         Dated as of September 25, 1997

        THIS SUPPLEMENTAL INDENTURE NO. 3, dated as of March 9, 2001 (this "Supplemental Indenture No. 3"), is hereby entered into by and between SALEM COMMUNICATIONS HOLDING CORPORATION, a Delaware corporation, (the "Successor Issuer") as successor to Salem Communications Corporation, a Delaware corporation (the "First Successor Issuer") and Salem Communications Corporation, a California corporation (the "Initial Issuer"), the guarantors listed on the signature pages hereto (collectively, the "Guarantors") and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Trustee").

                                    RECITALS

        WHEREAS, the Initial Issuer, the guarantors named therein and the Trustee have previously executed and delivered an Indenture, dated as of September 25, 1997, providing for the issuance of 9.5% Senior Subordinated Notes due 2007 in the aggregate principal amount of $150,000,000 (the "Indenture" and together with the Supplemental Indenture No. 1, Supplemental Indenture No. 2 and this Supplemental Indenture No. 3, the "Supplemented Indenture");

        WHEREAS, pursuant to an Agreement and Plan of Merger dated as of March 31, 1999, between the Initial Issuer and the First Successor Issuer, First Successor Issuer was merged with and into the Initial Issuer (the "Merger"), the First Successor Issuer being the surviving corporation;

        WHEREAS, the First Successor Issuer, the guarantors named therein and the Trustee have executed and delivered a Supplemental Indenture No. 1, dated as of March 31, 1999 (the "Supplemental Indenture No. 1"), providing for assumption by the First Successor Issuer of the obligations of the Initial Issuer under the Indenture and affirming the guarantors' obligations to guarantee the obligations of the First Successor Issuer;

        WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 24, 2000 between the First Successor Issuer and the Successor Issuer, First Successor Issuer assigned all of its assets (other than the common stock of Successor Issuer and the common stock of Salem Communications Acquisition Corporation, an Unrestricted Subsidiary) and liabilities to Successor Issuer and Successor Issuer agreed to assume such assets and liabilities (the "Assignment");

        WHEREAS, the Successor Issuer, the guarantors named therein and the Trustee have executed and delivered a Supplemental Indenture No. 2, dated as of August 24, 2000 (the "Supplemental Indenture No. 2"), providing for assumption by the Successor Issuer of the obligations of the First Successor Issuer under the Supplemental Indenture No. 1 and affirming the guarantors' obligations to guarantee the obligations of the Successor Issuer;

        WHEREAS, Section 901 of the Supplemented Indenture provides, among other things, that without the consent of any Holders, the Successor Issuer and the guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures to evidence the addition of a guarantor pursuant to the requirements of Section 1014 of the Supplemented Indenture.

        WHEREAS, Salem Radio Operations, LLC is a newly formed Delaware limited liability company and a wholly-owned subsidiary of Salem Media Corporation, a Guarantor; Salem Media of Illinois, LLC and Salem Media of New York, LLC are each a newly-formed Delaware limited liability company and each a subsidiary of Salem Media Corporation, a Guarantor (99% interest), and Salem Radio Operations, LLC (1% interest); and Salem Radio Operations-Pennsylvania, Inc. is a newly-formed Delaware corporation and Inspiration Media of Pennsylvania, LP is a newly-formed Delaware limited partnership and each is a direct or indirect wholly-owned subsidiary of Salem Media of Pennsylvania, Inc., a Guarantor; and it is desired that each of Salem Radio Operations, LLC; Salem Media of Illinois, LLC; Salem Media of New York, LLC; Salem Radio Operations-Pennsylvania, Inc.; and Inspiration Media of Pennsylvania, LP become a Guarantor under the Supplemental Indenture (the "Guarantor Addition");

        WHEREAS, in accordance with Section 903 of the Supplemented Indenture, the Successor Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantor Addition and this Supplemental Indenture No. 3 comply with and are permitted by the Supplemented Indenture and that all conditions precedent provided in the Supplemented Indenture relating to Guarantor Addition and this Supplemental Indenture No. 3 to the Assignment have been complied with; and

        WHEREAS, the Board Resolution condition has been satisfied, as evidenced by the unanimous written consents attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4;

        NOW, THEREFORE, each party hereto agrees as follows for the benefit of the other party:

                                    ARTICLE I

                 RELATION TO SUPPLEMENTED INDENTURE; DEFINITIONS

        SECTION 1.01. This Supplemental Indenture No. 3 constitutes an integral part of the Supplemented Indenture.

        SECTION 1.02. For all purposes of this Supplemental Indenture No. 3, capitalized terms used herein without definition shall have the meanings specified in the Supplemented Indenture.

                                   ARTICLE II

                            ASSUMPTION OF OBLIGATIONS

        SECTION 2.01. Each Guarantor named herein hereby expressly assumes all of the obligations, covenants and duties of a Guarantor under the Guarantee and the Supplemented Indenture, and, as hereby amended and supplemented, the Supplemented Indenture shall remain in full force and effect.

        SECTION 2.02. Inspiration Media of Texas, Inc. and OnePlace, Ltd., each guarantors under Supplemental Indenture No. 2, have been converted, respectively, into Inspiration Media of Texas, LLC, a Texas limited liability company, and OnePlace, LLC, a Delaware limited liability company. Subsequent to their respective conversions, each of Inspiration Media of Texas, LLC and OnePlace, LLC remain Guarantors.

                                   ARTICLE III

                                  MISCELLANEOUS

        SECTION 3.01. This Supplemental Indenture No. 3 shall be construed in connection with and as a part of the Supplemented Indenture.

        SECTION 3.02. The headings herein are for convenience only and shall not affect the construction thereof.

        SECTION 3.03. All covenants and agreements in this Supplemental Indenture No. 3 by the Guarantors shall bind their respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Supplemental Indenture No. 3 shall bind its successors, co-indenture trustees, if any, and agents.

        SECTION 3.04. In case any provision in this Supplemental Indenture No. 3 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 3.05. THIS SUPPLEMENTAL INDENTURE NO. 3 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        SECTION 3.06. This Supplemental Indenture No. 3 may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 3.07. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture No. 3.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 3 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.



                                     SALEM COMMUNICATIONS HOLDING CORPORATION, a Delaware corporation, as Successor Issuer

Attest: /s/ Jonathan L. Block        By: /s/ Edward G. Atsinger III
       -------------------------         --------------------------------------
        Jonathan L. Block                Edward G. Atsinger III
        Secretary                        President and Chief Executive Officer



                                    THE BANK OF NEW YORK,
                                    a New York banking corporation, as Trustee

                                    By: /s/ Stacey Poindexter
                                         --------------------------------------
                                        Name:  Stacey Poindexter
                                        Title:  Assistant Treasurer

                               ATEP RADIO, INC.
                               BISON MEDIA, INC.
                               CARON BROADCASTING, INC.
                               CCM COMMUNICATIONS, INC.
                               COMMON GROUND BROADCASTING, INC.
                               GOLDEN GATE BROADCASTING COMPANY, INC.
                               INLAND RADIO, INC.
                               INSPIRATION MEDIA, INC.
                               INSPIRATION MEDIA OF PENNSYLVANIA, LP
                               INSPIRATION MEDIA OF TEXAS, LLC
                               KINGDOM DIRECT, INC.
                               NEW ENGLAND CONTINENTAL MEDIA, INC.
                               NEW INSPIRATION BROADCASTING COMPANY, INC.
                               OASIS RADIO, INC.
                               ONEPLACE, LLC,
                               PENNSYLVANIA MEDIA ASSOCIATES, INC.
                               RADIO 1210, INC.
                               REACH SATELLITE NETWORK, INC.
                               SALEM MEDIA CORPORATION
                               SALEM MEDIA OF COLORADO, INC.
                               SALEM MEDIA OF GEORGIA, INC.
                               SALEM MEDIA OF HAWAII, INC.
                               SALEM MEDIA OF ILLINOIS, LLC,
                               SALEM MEDIA OF KENTUCKY, INC.
                               SALEM MEDIA OF NEW YORK, LLC
                               SALEM MEDIA OF OHIO, INC.
                               SALEM MEDIA OF OREGON, INC.
                               SALEM MEDIA OF PENNSYLVANIA, INC.
                               SALEM MEDIA OF TEXAS, INC.
                               SALEM MEDIA OF VIRGINIA, INC.
                               SALEM MUSIC NETWORK, INC.
                               SALEM RADIO NETWORK INCORPORATED
                               SALEM RADIO OPERATIONS, LLC
                               SALEM RADIO OPERATIONS-PENNSYLVANIA, INC.
                               SALEM RADIO PROPERTIES, INC.
                               SALEM RADIO REPRESENTATIVES, INC.
                               SOUTH TEXAS BROADCASTING, INC.
                               SRN NEWS NETWORK, INC.
                               VISTA BROADCASTING, INC.
                                 as Guarantors



Attest: /s/ Jonathan L. Block          By: /s/ Edward G. Atsinger III
        ------------------------           -------------------------------------
           Jonathan L. Block               Edward G. Atsinger III
           Secretary                       President and Chief Executive Officer

STATE OF CALIFORNIA  )
COUNTY OF VENTURA    )
CITY OF CAMARILLO    )



        On the 12th day of March, 2001, before me, Sharon B. Marshall, Notary Public, personally came Edward G. Atsinger III and Jonathan L. Block, personally known to me, to be the persons whose names are subscribed to the within instrument as President and Chief Executive Officer and Secretary, respectively, of Salem Communications Holding Corporation (DE), ATEP Radio, Inc., Bison Media, Inc., Caron Broadcasting, Inc., CCM Communications, Inc., Common Ground Broadcasting, Inc., Golden Gate Broadcasting Company, Inc., Inland Radio, Inc., Inspiration Media, Inc., Inspiration Media of Pennsylvania, LP, Inspiration Media of Texas, LLC, Kingdom Direct, Inc., New England Continental Media, Inc., New Inspiration Broadcasting Company, Inc., Oasis Radio, Inc., OnePlace, LLC, Pennsylvania Media Associates, Inc., Radio 1210, Inc., Reach Satellite Network, Inc., Salem Media Corporation, Salem Media of Colorado, Inc., Salem Media of Georgia, Inc., Salem Media of Hawaii, Inc., Salem Media of Illinois, LLC, Salem Media of Kentucky, Inc., Salem Media of New York, LLC, Salem Media of Ohio, Inc., Salem Media of Oregon, Inc., Salem Media of Pennsylvania, Inc., Salem Media of Texas, Inc., Salem Media of Virginia, Inc., Salem Music Network, Inc., Salem Radio Network, Incorporated, Salem Radio Operations, LLC, Salem Radio Operations-Pennsylvania, Inc., Salem Radio Properties, Inc., Salem Radio Representatives, Inc., South Texas Broadcasting, Inc., SRN News Network, Inc., and Vista Broadcasting, Inc., the entities described in and which executed the foregoing instrument; and that they signed their names thereto pursuant to authority of the boards of directors of such corporations.

        WITNESS my hand and official seal.


[SEAL]                                            /s/ Sharon B. Marshall
                                         --------------------------------------
                                                       Notary Public

                                   EXHIBIT A-1

                            BOARD RESOLUTIONS OF SCHC

                     ACTION BY UNANIMOUS WRITTEN CONSENT OF
                             THE BOARD OF DIRECTORS
                   OF SALEM COMMUNICATIONS HOLDING CORPORATION


        The undersigned, constituting all of the members of the Board of Directors of Salem Communications Holding Corporation, a Delaware corporation (the "Corporation"), pursuant to Section 141(f) of the Delaware General Corporation Law, hereby consent to the adoption of the following resolutions, in lieu of holding a special meeting of the Board of Directors of the Corporation, effective as of March 9, 2001.

                    APPROVAL OF SUPPLEMENTAL INDENTURE NO. 3

        WHEREAS, by separate resolutions of even date herewith, the Board of Directors of the Corporation (the "Board"), the Board of Directors of Salem Media Corporation, a New York corporation ("SMC") and the Board of Directors of Salem Media of Pennsylvania, Inc. ("SMP") have carefully considered and approved the terms of certain written contribution agreements dated as of March 9, 2001 (the "Contribution Agreements") for the partial reorganization of the Corporation's subsidiaries;

        WHEREAS, pursuant to the Contribution Agreements, (a) the Corporation will contribute to SMC all of the capital stock of the Corporation's subsidiaries Inspiration Media of Texas, Inc., a Texas corporation ("IMT"), and OnePlace, Ltd., a Delaware corporation ("OP"); (b) SMC will contribute its assets and liabilities to three newly-formed subsidiaries of SMC, Salem Media of Illinois, LLC, a Delaware limited liability company ("SMI LLC"), Salem Media of New York, LLC, a Delaware limited liability company ("SMNY LLC"), and Salem Radio Operations, LLC, a Delaware limited liability company ("SRO LLC"); (c) SMP will contribute its assets and liabilities to two newly-formed subsidiaries of SMP, Salem Radio Operations-Pennsylvania, Inc., a Delaware corporation ("SRO-P"), and Inspiration Media of Pennsylvania, LP, a Delaware limited partnership ("IMP"); (d) Inspiration Media of Texas, Inc. will be converted by operation of law into Inspiration Media of Texas, LLC ("IMT LLC"), a Texas limited liability company; and (e) OnePlace, Ltd. will be converted by operation of law into OnePlace, LLC, a Delaware limited liability company ("OP LLC");

        WHEREAS, the consummation of the transactions contemplated by the Contribution Agreements, requires the consent of the parties to the Credit Agreement, dated September 25, 1997, by and among the Corporation's predecessor corporation, Salem Communications Corporation, a California corporation, The Bank of New York as Administrative Agent, Bank of America NT&SA as Documentation Agent and other Lenders party thereto with BNY Capital Markets, Inc. as Arranger, as amended and restated (the "Credit Agreement") and the guaranty of the Corporation's obligations under the Credit Agreement by newly-formed indirect subsidiaries of the Corporation, SMI LLC, SMNY LLC, SRO-P, IMP and SRO LLC (the "Subsidiary Guarantys"), which guarantys of the Credit Agreement have been approved by the Board by separate resolutions of even date herewith;

        WHEREAS, the consummation of the Subsidiary Guarantys requires a Supplemental Indenture No. 3 (the "Supplemental Indenture No. 3"), as required by the terms of the Indenture, dated as of September 25, 1997, by and among Salem Communications Corporation, a California corporation, as issuer, the guarantors named therein as guarantors, and The Bank of New York, as Trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 1, dated as of March 31, 1999, by and among Salem Communications Corporation, a Delaware corporation as successor issuer, the guarantors named therein as guarantors, and the Trustee, as supplemented by Supplemental Indenture No. 2, dated as of August 24, 2000, by and among the Corporation as successor issuer, the guarantors named therein as guarantors, and the Trustee (the "Indenture"), it is desired that Supplemental Indenture No. 3 be authorized to provide for the assumption of the obligations, covenants and duties of a guarantor under the Indenture by each of SMI LLC, SMNY LLC, SRO LLC, SRO-P and IMP and the confirmation of the remaining guarantors' guarantee under the Indenture (the "Guarantor Addition");

        WHEREAS, the conversion of IMT into IMT LLC and the conversion of OP into OP LLC results in a change of name of those guarantors of the Indenture, such renamed converted entities IMT LLC and OP LLC remain guarantors under the Indenture; and

        WHEREAS, the Board has determined that it is in the best interests of the Corporation to proceed with execution and implementation of the Supplemental Indenture No. 3;

        NOW THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Supplemental Indenture No. 3, in substantially the form presented to and reviewed by the Board and attached as Exhibit A, and each of the transactions contemplated thereby, and the performance by the Corporation of all of its obligations pursuant thereto, be, and they hereby are, in all respects, authorized and approved;

        FURTHER RESOLVED that Edward G. Atsinger III in his capacity as President, Eileen E. Hill in her capacity as Vice President, and Jonathan L. Block in his capacity as Secretary of the Corporation be, and each of them acting alone hereby is, authorized and empowered to execute and deliver or cause to be executed and delivered, in the name and on behalf of the Corporation, the Supplemental Indenture No. 3 on the terms and conditions presented to the Board, with such changes and modifications thereto as may be approved by the officer or officers executing the same, such approval to be conclusively evidenced by his or their execution and delivery thereof; and

        FURTHER RESOLVED, that the foregoing officers of the Corporation be, and each of them acting alone hereby is authorized, empowered and directed to pay or cause to be paid all fees and expenses, to do or cause to be done all such acts or things and to make, file, execute, seal or deliver, or caused to be made, filed, executed, sealed or delivered, all such agreements, documents, instruments, payments, applications and certificates in the name of and on behalf of the Corporation and under its corporation seal or otherwise as such, in his discretion, may deem necessary or advisable to carry out and perform the Supplemental Indenture No. 3 and to consummate any and all of the transactions contemplated by such documents.

                     GENERAL RATIFICATION AND AUTHORIZATION


        RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the officers deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions; and

        RESOLVED FURTHER, that any action of the Board, the officers of the Corporation in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.

        IN WITNESS WHEREOF, this unanimous written consent has been executed by each of the Directors of the Corporation as of the date first written above.



                                               /s/ Edward G. Atsinger III
                                         --------------------------------------
                                         Edward G. Atsinger III

                                                  /s/ Jonathan L. Block
                                         --------------------------------------
                                         Jonathan L. Block






                                     A-1-1

                                   EXHIBIT A-2

                    BOARD RESOLUTIONS OF CORPORATE GUARANTORS





                                     A-2-1

                     ACTION BY UNANIMOUS WRITTEN CONSENT OF
                             THE BOARD OF DIRECTORS


        The undersigned, constituting all of the members of the Board of Directors (the "Board") of the following corporations ("Corporation"), hereby take the following actions by written consent:


ATEP Radio, Inc.                                           Salem Media of Georgia, Inc.

Bison Media, Inc.                                          Salem Media of Hawaii, Inc.

Caron Broadcasting, Inc.                                   Salem Media of Kentucky, Inc.

CCM Communications, Inc.                                   Salem Media of Ohio, Inc.

Common Ground Broadcasting, Inc.                           Salem Media of Oregon, Inc.

Golden Gate Broadcasting Co., Inc.                         Salem Media of Pennsylvania, Inc.

Inland Radio, Inc.                                         Salem Media of Texas, Inc.

Inspiration Media, Inc.                                    Salem Media of Virginia, Inc.

Kingdom Direct, Inc.                                       Salem Music Network, Inc.

New England Continental Media, Inc.                        Salem Radio Network Incorporated

New Inspiration Broadcasting Co., Inc.                     Salem Radio Operations-Pennsylvania, Inc.

Oasis Radio, Inc.                                          Salem Radio Properties, Inc.

Pennsylvania Media Associates, Inc.                        Salem Radio Representatives, Inc.

Radio 1210, Inc.                                           South Texas Broadcasting, Inc.

Reach Satellite Network, Inc.                              SRN News Network, Inc.

Salem Media Corporation                                    Vista Broadcasting, Inc.

Salem Media of Colorado, Inc.

        WHEREAS, by separate resolutions of even date herewith, the Board of Directors of Salem Communications Holding Corporation, a Delaware corporation ("SCHC") has carefully considered and approved the terms of the Supplemental Indenture No. 3 (the "Supplemental Indenture No. 3"), the form of which is attached hereto as Exhibit A, as required by the terms of the Indenture, dated as of September 25, 1997, by and among Salem Communications Corporation, a California corporation, as issuer, the guarantors named therein as guarantors, and The Bank of New York, as Trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 1, dated as of March 31, 1999, by and among Salem Communications Holding Corporation, a Delaware corporation, as successor issuer, the guarantors named therein as guarantors, and the Trustee, as supplemented by Supplemental Indenture No. 2 dated as of August 24, 2000, among SCHC, as successor issuer, the guarantors named therein as guarantors and the Trustee (the "Indenture"), to provide, inter alia, for the assumption of the obligations, covenants and duties of a guarantor under the Indenture by each of Salem Media of Illinois, LLC, a Delaware limited liability company, Salem Media of New York, LLC, a Delaware limited liability company, Salem Radio Operations, LLC, a Delaware limited liability company, Salem Radio Operations-



                                     A-2-2

Pennsylvania, Inc., a Delaware corporation, and Inspiration Media of Pennsylvania, LP, a Delaware limited partnership; and the confirmation of the remaining guarantors' guarantee under the Indenture; and

        WHEREAS, the Board has determined that it is in the best interests of the Corporation to proceed with execution and implementation of the Supplemental Indenture No. 3 whereby Salem Media of Illinois, LLC, Salem Media of New York, LLC, Salem Radio Operations, LLC, Salem Radio Operations-Pennsylvania, Inc. and Inspiration Media of Pennsylvania, LP will become guarantors under the Indenture;

        NOW THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Supplemental Indenture No. 3, in substantially the form presented to and reviewed by the Board and attached as Exhibit A, and each of the transactions contemplated thereby, and the performance by the Corporation of all of its obligations pursuant thereto, be, and they hereby are, in all respects, authorized and approved;

        FURTHER RESOLVED that Edward G. Atsinger III in his capacity as President, Eileen E. Hill in her capacity as Vice President, and Jonathan L. Block in his capacity as Secretary of the Corporation be, and each of them acting alone hereby is, authorized and empowered to execute and deliver or cause to be executed and delivered, in the name and on behalf of the Corporation, the Supplemental Indenture No. 3 on the terms and conditions presented to the Board, with such changes and modifications thereto as may be approved by the officer or officers executing the same, such approval to be conclusively evidenced by his or their execution and delivery thereof; and

        FURTHER RESOLVED, that the foregoing officers of the Corporation be, and each of them acting alone hereby is authorized, empowered and directed to pay or cause to be paid all fees and expenses, to do or cause to be done all such acts or things and to make, file, execute, seal or deliver, or caused to be made, filed, executed, sealed or delivered, all such agreements, documents, instruments, payments, applications and certificates in the name of and on behalf of the Corporation and under its corporation seal or otherwise as such, in his discretion, may deem necessary or advisable to carry out and perform the Supplemental Indenture No. 3 and to consummate any and all of the transactions contemplated by such documents.

                     GENERAL RATIFICATION AND AUTHORIZATION

        RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the officers deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions; and

        RESOLVED FURTHER, that any action of the Board, the officers of the Corporation in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.



                                     A-2-3

        IN WITNESS WHEREOF, this unanimous written consent has been executed by each of the Directors of the Corporation as of the 9th day of March, 2001.


                                               /s/ Edward G. Atsinger III
                                         --------------------------------------
                                         Edward G. Atsinger III

                                                  /s/ Jonathan L. Block
                                         --------------------------------------
                                         Jonathan L. Block




                                     A-2-4

                                   EXHIBIT A-3

                    MANAGEMENT RESOLUTIONS OF LLC GUARANTORS








                                     A-3-1

                          ACTION BY WRITTEN CONSENT OF
                                 THE MANAGER OF
                                 ONEPLACE, LLC,
                        INSPIRATION MEDIA OF TEXAS, LLC,
                          SALEM MEDIA OF NEW YORK, LLC,
                        SALEM MEDIA OF ILLINOIS, LLC, AND
                           SALEM RADIO OPERATIONS, LLC


        The undersigned, as Manager of OnePlace, LLC, a Delaware limited liability company ("OP LLC"), Inspiration Media of Texas, LLC, a Texas limited liability company ("IMT LLC"), Salem Media of New York, LLC, a Delaware limited liability company ("SMNY LLC"), Salem Media of Illinois, LLC, a Delaware limited liability company ("SMI LLC") and Salem Radio Operations, LLC, a Delaware limited liability company ("SRO LLC" and together, the "New LLCs"), hereby takes the following actions by written consent:

        WHEREAS, by separate resolutions of even date herewith, the Board of Directors of Salem Communications Holding Corporation, a Delaware corporation ("SCHC") has carefully considered and approved the terms of the Supplemental Indenture No. 3 (the "Supplemental Indenture No. 3"), the form of which is attached hereto as Exhibit A, as required by the terms of the Indenture, dated as of September 25, 1997, by and among Salem Communications Corporation, a California corporation, as issuer, the guarantors named therein as guarantors, and The Bank of New York, as Trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 1, dated as of March 31, 1999, by and among Salem Communications Holding Corporation, a Delaware corporation, as successor issuer, the guarantors named therein as guarantors, and the Trustee, as supplemented by Supplemental Indenture No. 2 dated as of August 24, 2000, among SCHC, as successor issuer, the guarantors named therein as guarantors and the Trustee (the "Indenture"), to provide, inter alia, for the assumption of the obligations, covenants and duties of a guarantor under the Indenture by each of SMI LLC, SMNY LLC, SRO LLC, Salem Radio Operations-Pennsylvania, Inc., a Delaware corporation, and Inspiration Media of Pennsylvania, LP, a Delaware limited partnership;

        WHEREAS, Inspiration Media of Texas, Inc., a Texas corporation, and OnePlace, Ltd., a Delaware corporation, each guarantors under Supplemental Indenture No. 2, have been converted, respectively, into IMT LLC and OP LLC; subsequent to their respective conversions, IMT LLC and OP LLC remain guarantors under Supplemental Indenture No. 3;

        WHEREAS, the Manager has determined that it is in the best interests of the New LLCs to proceed with execution and implementation of the Supplemental Indenture No. 3 whereby SMI LLC, SMNY LLC and SRO LLC will become guarantors and IMT LLC and OP LLC will remain guarantors under the Indenture;

        NOW THEREFORE, BE IT RESOLVED, that pursuant to the Delaware Limited Liability Company Act as to OP LLC, SMNY LLC, SMI LLC and SRO LLC and the Texas Limited Liability Company Act as to IMT LLC, and pursuant to the operating agreements of each of the New LLCs, the undersigned, as Manager of the New LLCs, hereby consents to, approves and adopts the following:



                                     A-3-2

        RESOLVED that the form, terms and provisions of the Supplemental Indenture No. 3, in substantially the form presented to and reviewed by the undersigned, in his capacity as Manager of the New LLCs, and attached as Exhibit A, and each of the transactions contemplated thereby, and the performance by the New LLCs of all of their obligations pursuant thereto, be, and they hereby are, in all respects, authorized and approved by the undersigned, in his capacity as Manager of the New LLCs;

        RESOLVED that the Manager is authorized and empowered to execute and deliver or cause to be executed and delivered, in the name and on behalf of the New LLCs, the Supplemental Indenture No. 3 on the terms and conditions presented to the Manager, with such changes and modifications thereto as may be approved by the Manager, such approval to be conclusively evidenced by his execution and delivery thereof; and

        RESOLVED, that the Manager is authorized, empowered and directed to pay or cause to be paid all fees and expenses, to do or cause to be done all such acts or things and to make, file, execute, seal or deliver, or caused to be made, filed, executed, sealed or delivered, all such agreements, documents, instruments, payments, applications and certificates in the name of and on behalf of the New LLCs or otherwise as such, in his discretion, may deem necessary or advisable to carry out and perform the Supplemental Indenture No. 3 and to consummate any and all of the transactions contemplated by such documents.

                     GENERAL RATIFICATION AND AUTHORIZATION

        RESOLVED, that the Manager is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as he deems necessary or appropriate to carry out the purpose and intent of the foregoing resolutions; and

        RESOLVED FURTHER, that any action of the Manager, in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.




                                     A-3-3

        IN WITNESS WHEREOF, this written consent has been executed by the undersigned, as Manager of the New LLCs, as of the 9th day of March, 2001.



                                     MANAGER

                                     SALEM MEDIA CORPORATION,
                                     a New York corporation

                                     By:    /s/ Jonathan L. Block
                                         --------------------------------------
                                           Jonathan L. Block
                                           Vice President



                                     A-3-4

                                   EXHIBIT A-4

                   GENERAL PARTNER RESOLUTIONS OF LP GUARANTOR






                                     A-4-1

                     ACTION BY UNANIMOUS WRITTEN CONSENT OF
                            THE BOARD OF DIRECTORS OF
                    SALEM RADIO OPERATIONS-PENNSYLVANIA, INC.

        The undersigned, constituting all of the members of the Board of Directors (the "Board") of Salem Radio Operations-Pennsylvania, Inc., a Delaware corporation (the "Corporation"), hereby takes the following actions by written consent in accordance with the authority contained in Section 141(f) of the General Corporation Law of the State of Delaware:

        WHEREAS, the Corporation is the sole general partner of Inspiration Media of Pennsylvania, LP, a Delaware limited partnership ("IMP LP");

        WHEREAS, by separate resolutions of even date herewith, the Board of Directors of Salem Communications Holding Corporation, a Delaware corporation ("SCHC") has carefully considered and approved the terms of the Supplemental Indenture No. 3 (the "Supplemental Indenture No. 3"), the form of which is attached hereto as Exhibit A, as required by the terms of the Indenture, dated as of September 25, 1997, by and among Salem Communications Corporation, a California corporation, as issuer, the guarantors named therein as guarantors, and The Bank of New York, as Trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 1, dated as of March 31, 1999, by and among Salem Communications Holding Corporation, a Delaware corporation, as successor issuer, the guarantors named therein as guarantors, and the Trustee, as supplemented by Supplemental Indenture No. 2 dated as of August 24, 2000, among SCHC, as successor issuer, the guarantors named therein as guarantors and the Trustee (the "Indenture"), to provide, inter alia, for the assumption of the obligations, covenants and duties of a guarantor under the Indenture by each of Salem Media of Illinois, LLC, a Delaware limited liability company, Salem Media of New York, LLC, a Delaware limited liability company, Salem Radio Operations, LLC, a Delaware limited liability company, Salem Radio Operations-Pennsylvania, Inc., a Delaware corporation, and IMP LP; and the confirmation of the remaining guarantors' guarantee under the Indenture; and

        WHEREAS, the Board has determined that it is in the best interests of the Corporation, in its capacity as sole general partner of IMP LP, to proceed with the execution and implementation of the Supplemental Indenture No. 3 whereby IMP LP will become a guarantor under the Indenture;

        NOW THEREFORE, BE IT RESOLVED, that pursuant to the IMP LP partnership agreement and Delaware Revised Uniform Limited Partnership Act, the Board of the Corporation, in its capacity as sole general partner of IMP LP, hereby consents to, approves and adopts the following:

        RESOLVED that the form, terms and provisions of the Supplemental Indenture No. 3, in substantially the form presented to and reviewed by the Board, in its capacity as sole general partner of IMP LP, and attached as Exhibit A, and each of the transactions contemplated thereby, and the performance by IMP LP of all of its obligations pursuant thereto, be, and they hereby are, in all respects, authorized and approved by the Board, in its capacity as sole general partner of IMP LP;



                                     A-4-2

        RESOLVED that Edward G. Atsinger III in his capacity as President and Jonathan L. Block in his capacity as Secretary of the Corporation, in its capacity as sole general partner of IMP LP, be, and each of them acting alone hereby is, authorized and empowered to execute and deliver or cause to be executed and delivered, in the name and on behalf of IMP LP, the Supplemental Indenture No. 3 on the terms and conditions presented to the Board, as the general partner of IMP LP, with such changes and modifications thereto as may be approved by the officer or officers, acting in the capacity as sole general partner of IMP LP, executing the same, such approval to be conclusively evidenced by his or their execution and delivery thereof; and

        FURTHER RESOLVED, that the foregoing officers of the Corporation, acting in the capacity as sole general partner of IMP LP, be, and each of them acting alone hereby is authorized, empowered and directed to pay or cause to be paid all fees and expenses, to do or cause to be done all such acts or things and to make, file, execute, seal or deliver, or caused to be made, filed, executed, sealed or delivered, all such agreements, documents, instruments, payments, applications and certificates in the name of and on behalf of IMP LP or otherwise as such, in his discretion, may deem necessary or advisable to carry out and perform the Supplemental Indenture No. 3 and to consummate any and all of the transactions contemplated by such documents.

                     GENERAL RATIFICATION AND AUTHORIZATION

        RESOLVED, that the officers of the Corporation, acting in its capacity as sole general partner of IMP LP, be, and each of them hereby is, authorized to take any other action and execute and deliver any other agreements, documents and instruments, including powers of attorney, as any of the officers deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions; and

        RESOLVED FURTHER, that any action of the Board or officers of the Corporation, acting in its capacity as sole general partner of IMP LP, in furtherance of the purposes of the foregoing resolutions, whether taken before or after the adoption or effectiveness of these resolutions, are hereby approved, confirmed, ratified and adopted.




                                     A-4-3

        IN WITNESS WHEREOF, this unanimous written consent has been executed by each of the Directors of the Corporation as of the 9th day of March, 2001.



                                               /s/ Edward G. Atsinger III
                                         --------------------------------------
                                         Edward G. Atsinger III

                                                  /s/ Jonathan L. Block
                                         --------------------------------------
                                         Jonathan L. Block




                                      A-4-4